United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-8519

(Investment Company Act File Number)

Federated Core Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/17

Date of Reporting Period: 10/31/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
October 31, 2017

Emerging Markets Core Fund

A Portfolio of Federated Core Trust

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Emerging Markets Core Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2017, was 6.35%. The total return of the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI),1 the Fund's broad-based securities market index, was 5.78% during the same period. The Fund's total return for the reporting period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BBEMAI.
The Fund's investment strategy seeks to provide returns that are correlated with the BBEMAI. The most influential component affecting the Fund's performance relative to the index were: (1) country allocation;2 (2) duration management;3 which is a measurement of the Fund's sensitivity to changing interest rates;4 and (3) currency exposure.
MARKET OVERVIEW
During the reporting period, a combination of multiple stories impacted financial markets. The most prominent effects on the market, however, included: the surprise election of Donald Trump as President of the United States and the resulting impact this had on the U.S. as an expected driver of global growth; the expected change in U.S. Global trade policy with particular emphasis on changes to the North American Free Trade Agreement (NAFTA); and the general broad market ebullience which stemmed from expected pro-growth policies of the new administration, including tax reform and infrastructure spending within the U.S. Separate from the primary narratives, renewed confidence in the political structures and abilities of central governments in Latin America to attract investment and to begin the imposition of fiscal discipline were prevalent themes. In particular, Brazil and Argentina saw a resurgence of investment based on both the hopes and indications of central banks successfully targeting inflation, as well as the executive branches of government taking steps towards fiscal discipline (i.e. Brazil) and the encouragement of infrastructure investment (i.e. Argentina). All of the positive idiosyncratic steps taken by countries in the emerging markets occurred against a backdrop of stable-to-improving commodity prices, which in no small part, resulted from the Chinese economy continuing its growth at healthy levels while not experiencing the so called “hard landing.” Furthermore, the expectations of aggressive rate hikes in the U.S. were not met by the Federal Reserve. Therefore, the continuous oscillation of the Federal Reserve's minutes from hawkish to dovish left enough doubt in investors' minds to avoid pricing in an aggressive rate hiking policy into the risk asset narrative. As a result, moderate expectations of Federal Reserve rate hikes positively affected asset prices in the emerging markets.
In Latin America, the Trump victory led to an initial panic by investors regarding Mexican assets. The initial panic and fears of drastic trade policy changes, however, yielded to the idea that NAFTA would change in a reasonable manner and that the pro-growth fiscal policies, touted by Trump, would be a promising source of commodity-driven global growth. Mexican assets became well-supported throughout the reporting period. Similarly, Central America followed suit, as expectations of changes to CAFTA (Central American Free Trade Agreement) tended to mirror those regarding changes to NAFTA. As the fears of drastic changes subsided, the asset prices in Central America were robust.
In regards to Brazil, asset prices improved throughout the period as tamer inflation, signs of developing economic recovery (particularly at the consumer level) and a favorable political environment shaped the narrative. While the story in Brazil did not involve an abrupt end to the Presidency of Michel Temer, his tenure in office was not without its challenges. Following Brazilian assets' strong start to the reporting period, Brazilian asset prices suffered in the spring as fears mounted that Temer would face trial or impeachment. Investors quickly regained confidence in the country, however, once it became clear that Temer would continue his term while avoiding formal charges or impeachment.
In Argentina, the government was credited for its continued focus on a healthy investment framework and a commitment to investment in areas such as infrastructure and power. In the long-term, Fund management believes these investments should position the country to unlock the vast economic potential of Argentina. These fiscal successes were accomplished in tandem with a central bank which has begun to take steps towards a more credible monetary policy. We believe that these measures over time should lead to more tame inflationary expectations.
Other countries in South America, such as Peru and Chile, also witnessed successes by their respective central banks. The Andean countries further benefited from the rebound in core commodity prices.
Throughout the reporting period, most Latin American countries experienced both economic and social improvements that positively impacted asset prices. The one notable exception, however, was Venezuela. Venezuela witnessed a continued depletion of its international reserves and financial resources, continued decay in socio-economic indicators and further acceleration of social and political unrest. During the reporting period, President Maduro continued his consolidation of power. Maduro's moves and actions were detrimentally received by potential sources of funding in international markets. During the reporting period, the country continued to struggle to meet payment obligations, and default remained imminent.
Annual Shareholder Report

During 2017, worries over the health of the Chinese economy abated as the authorities ensured that economic growth hit the “around 6.5%” 2017 full-year target. The early part of the reporting period saw the economy perform on the back of a continuation of fiscal and monetary stimulus. Measures to ease the housing market primarily attributed to an increase in investment spending, as well as a significant expansion in domestic credit. As a result, H1-2017 achieved a growth rate of 6.9%. The second half of the reporting period has been dominated by the 19th Communist Party Congress, in which Xi Jinping and his brand of Chinese nationalism, have emerged an even stronger force. In spite of the solid growth achieved this year coupled with next year's forecast, there are still other factors that we believe may negatively impact growth: a potential for asset bubbles, anti-China trade measures by the current U.S. administration and geopolitical incidents involving China in the region.
Another area of Asia that cannot be overlooked in terms of global risk was the continued threat of North Korea and its nuclear program. Initial negative response from markets following a series of missile tests and threatening rhetoric ultimately eased. The fact that North Korea's economy relies nearly exclusively on China, coupled with the isolated nation's dependence on Chinese foreign aid, provided reason to believe that the situation would not escalate further.
Turning to Eastern Europe, the Middle East and Africa (EEMEA) region, Russian assets have completely normalized to pre-Ukraine invasion levels. Helped in large part by the increase in oil prices following the OPEC production cuts, the economy has recovered slowly from its 2015 recession. Elsewhere in the region, Turkey's economy has outperformed all expectations on the back of a credit guarantee scheme which has encouraged Turkish banks to lend. Even though Turkey is on track to achieve a 5% GDP growth rate and the political jitters regarding the constitutional referendum are now in the past, Turkish assets have had a mixed year highlighting their position as a high beta sentiment driven investment. Additionally, South Africa has underperformed over the reporting period; weighed down by low growth and political instability. Finally, the Middle East, too, has witnessed its share of political uncertainty during the reporting period with the Qatar crisis, Saudi palace coup and the recent Lebanese Premier's surprise resignation. All these events have overshadowed the region's position as a safe haven.
COUNTRY ALLOCATION
Fund management actively allocated the Fund's assets in different countries. During the period, assets in Brazil, Argentina, Mexico and Russia performed well. The Fund generally maintained an overweight allocation to these countries which tended to outperform the broader BBEMAI index. In addition, the Fund had an underweight allocation to China relative to the benchmark. As Chinese assets underperformed the benchmark, this positively affected relative returns.
DURATION
During the reporting period, Fund management actively managed the overall duration exposure of the Fund utilizing various U.S. Treasury interest rate futures.5 The Fund's interest rate exposure shifted between neutral and underweight relative to its benchmark. The strategy worked well and positively affected Fund performance.
CURRENCY
During the reporting period, Fund management had small exposure, short and long, to a number of different currencies. For example, the Fund held long positions in Egyptian pound, Brazilian real, Mexican peso and Indian rupee, while holding short euro and yen positions. The active currency management, while relatively small, positively affected Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BBEMAI.
2	International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
4	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Emerging Markets Core Fund from November 30, 2006 to October 31, 2017, compared to Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2017
Effective June 20, 2016, the Fund has changed its fiscal year end from November 30 to October 31.
Average Annual Total Return for the Period Ended 10/31/17
	1 Year	5 Years	10 Years
Fund	6.35%	3.25%	6.13%
BBEMAI	5.78%	4.24%	6.99%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	The Fund's performance assumes the reinvestment of all dividends and distributions. The BBEMAI has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The BBEMAI is a flagship hard currency emerging markets (EM) debt benchmark that included fixed- and floating-rate U.S. dollar-denominated debt issued from sovereign, quasi-sovereign and corporate EM issuers. Effective August 24, 2016, the name of the BBEMAI changed from “Barclays Emerging Markets USD Aggregate Index” to “Bloomberg Barclays Emerging Markets USD Aggregate Index.” The BBEMAI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At October 31, 2017, the Fund's issuer country exposure composition was as follows:
Country	Exposure as a Percentage of Total Net Assets[1]
China	10.4%
Brazil	9.0%
Mexico	8.3%
Argentina	5.8%
Turkey	5.4%
Russia	4.7%
Indonesia	4.6%
Peru	3.1%
India	3.0%
Egypt	2.6%
United Arab Emirates	2.4%
Chile	2.2%
Colombia	2.1%
Kazakhstan	1.8%
South Korea	1.7%
South Africa	1.6%
Lebanon	1.5%
Qatar	1.5%
Ukraine	1.4%
Uruguay	1.2%
Philippines	1.2%
Israel	1.2%
Venezuela	1.1%
Dominican Republic	1.1%
Panama	1.0%
Saudia Arabia	1.0%
Other[2]	14.3%
Derivatives[3]	0.3%
Other Security Type	0.2%
Cash Equivalents[4]	3.3%
Other Assets and Liabilities—Net[5]	1.0%
TOTAL	100.0%
1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	For purposes of this table, issuer country exposure which constitutes less than 1.00% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of forwards and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statements of Assets and Liabilities for information regarding the Fund's foreign cash position.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
October 31, 2017
Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—60.4%
		Agency—0.1%
$500,000		Banco Nacional de Comercio Exterior, Series 144A, 3.80%, 8/11/2026	$499,375
		Airport—0.1%
600,000		Mexico City Airport Trust, Series 144A, 5.50%, 7/31/2047	597,300
		Automotive—0.3%
2,100,000		Hyundai Capital America, Sr. Unsecd. Note, Series 144A, 3.10%, 4/5/2022	2,099,678
300,000		Tata Motors Ltd., Sr. Unsecd. Note, 4.625%, 4/30/2020	310,688
		TOTAL	2,410,366
		Banking—16.6%
800,000		ADCB Finance Cayman Ltd., Series EMTN, 4.50%, 3/6/2023	841,958
1,000,000		Access Bank PLC, Sr. Unsecd. Note, Series REGS, 10.50%, 10/19/2021	1,134,646
1,000,000		Alfa Bank (Alfa Bond), Sub., Series REGS, 7.50%, 9/26/2019	1,072,328
460,000		BBVA Banco Continental, Series REGS, 5.00%, 8/26/2022	501,975
860,000		BBVA Bancomer SA Mexico, Jr. Sub. Note, Series 144A, 5.35%, 11/12/2029	864,300
466,000		BBVA Bancomer SA Texas, Jr. Sub. Note, Series 144A, 7.25%, 4/22/2020	508,662
1,200,000		BBVA Bancomer SA Texas, Sub. Note, Series REGS, 6.50%, 3/10/2021	1,317,000
1,250,000		BBVA Bancomer SA Texas, Sub. Note, Series REGS, 6.75%, 9/30/2022	1,422,500
300,000		Banco Bradesco SA, Sub. Note, Series 144A, 5.90%, 1/16/2021	318,981
400,000		Banco Bradesco SA, Sub., Series 144A, 6.75%, 9/29/2019	426,600
1,200,000		Banco Bradesco SA, Sub., Series REGS, 5.75%, 3/1/2022	1,287,000
500,000		Banco Btg Pactual/Cayman, Series REGS, 5.75%, 9/28/2022	491,250
500,000		Banco Credito del Peru, Sr. Note, Series 144A, 5.375%, 9/16/2020	543,125
400,000		Banco De Bogota S.A., Sr. Unsecd. Note, Series 144A, 4.375%, 8/3/2027	403,400
730,000		Banco de Credito del Peru, Series REGS, 6.125%, 4/24/2027	808,475
1,845,000		Banco Do Brasil S.A., 3.875%, 10/10/2022	1,835,775
400,000		Banco Do Brasil S.A., Jr. Sub. Note, Series REGS, 8.50%, 10/29/2049	443,800
1,000,000		Banco Do Brasil S.A., Sr. Unsecd. Note, Series 144A, 4.625%, 1/15/2025	999,500
500,000		Banco Do Brasil S.A., Sub. Note, Series REGS, 5.875%, 1/19/2023	533,500
400,000		Banco General SA, Sr. Unsecd. Note, Series 144A, 4.125%, 8/7/2027	398,200
ARS 29,600,000	[1]	Banco Hipotecario SA, Sr. Unsecd. Note, Series REGS, 23.7083%, (30-35 Day Argentina Dep Rates BADLAR Priv Bks ARS +2.500%), 1/12/2020	1,669,378
$700,000		Banco Inbursa SA Institucion de Banca Multiple, Sr. Unsecd. Note, Series 144A, 4.375%, 4/11/2027	696,500
1,000,000		Banco Internacional del Peru, Jr. Sub. Note, Series 144A, 8.50%, 4/23/2070	1,105,000
ARS 31,300,000		Banco Macro SA, Sr. Unsecd. Note, Series 144A, 17.50%, 5/8/2022	1,692,850
$500,000		Banco Mercantil Del Nort, Jr. Sub. Note, Series 144A, 6.875%, 10/6/2165	526,250
500,000		Banco Reservas Rep Domin, Series 144A, 7.00%, 2/1/2023	526,875
250,000		Banco Reservas Rep Domin, Series REGS, 7.00%, 2/1/2023	263,438
1,000,000		Bancolombia S.A., 5.95%, 6/3/2021	1,093,700
800,000		Bangkok Bank PCL, Sr. Unsecd. Note, Series REGS, 3.875%, 9/27/2022	840,507
2,200,000		Bank of China (Hong Kong) Ltd., Sr. Unsecd. Note, Series EMTN, 2.875%, 6/30/2020	2,224,510
2,630,000		Bank of China Ltd., Series 144A, 5.00%, 11/13/2024	2,843,940
5,600,000		Bank of China Ltd., Sub. Note, Series REGS, 5.00%, 11/13/2024	6,055,538
400,000		CBQ Finance Ltd., Sub., Series REGS, 7.50%, 11/18/2019	428,700
700,000		Caixa Economica Federal, Series REGS, 4.25%, 5/13/2019	712,950
1,750,000		Caixa Economica Federal, Sr. Unsecd. Note, Series REGS, 4.50%, 10/3/2018	1,783,617
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Banking—continued
$2,000,000		China Construction Bank Corp., Sub., Series EMTN, 4.25%, 8/20/2024	$2,045,654
725,000		Compania General de Combustibles SA, Sr. Unsecd. Note, Series REGS, 9.50%, 11/7/2021	771,509
1,030,000		Corpbanca, Series 144A, 3.875%, 9/22/2019	1,057,800
250,000		CorpGroup Banking SA, Sr. Unsecd. Note, Series 144A, 6.75%, 3/15/2023	254,113
1,400,000		Credit Bank of Moscow Via CBOM Finance PLC, Sub. Note, Series 144A, 7.50%, 10/5/2027	1,304,422
2,100,000		Dib Tier 1 Sukuk 2 Ltd., Jr. Sub. Note, 6.75%, 7/20/2166	2,189,569
600,000		Export Credit Bank of Turkey, Sr. Unsecd. Note, Series 144A, 4.25%, 9/18/2022	583,463
7,800,000		Export-Import Bank Korea, Sr. Unsecd. Note, 2.625%, 12/30/2020	7,788,955
200,000		Export-Import Bank of China/The via Avi Funding Co. Ltd., Sr. Unsecd. Note, Series REGS, 3.80%, 9/16/2025	206,453
2,000,000		Export-Import Bank of India, Sr. Unsecd. Note, Series EMTN, 3.875%, 10/2/2019	2,051,884
1,000,000		Export-Import Bank of India, Sr. Unsecd. Note, Series EMTN, 4.00%, 1/14/2023	1,046,464
1,000,000		Finansbank AS, Sr. Unsecd. Note, Series 144A, 4.875%, 5/19/2022	989,289
500,000		Global Bank Corp., Sr. Unsecd. Note, Series 144A, 4.50%, 10/20/2021	513,125
600,000		Global Bank Corp., Sr. Unsecd. Note, Series 144A, 5.125%, 10/30/2019	629,100
1,600,000		Hazine Mustesarligi Varlik Kiralama A.S., Sr. Unsecd. Note, Series 144A, 5.004%, 4/6/2023	1,629,162
200,000		ICICI Bank Ltd., Series REGS, 5.75%, 11/16/2020	217,556
2,000,000		ICICI Bank Ltd., Sr. Unsecd. Note, Series 144A, 5.75%, 11/16/2020	2,175,558
1,750,000		Industrial & Commercial Bank of China, Sr. Unsecd. Note, Series MTN, 2.905%, 11/13/2020	1,759,425
4,600,000		Industrial and Commercial Bank of China, Ltd., Jr. Sub. Note, Series REGS, 6.00%, 12/29/2049	4,800,914
3,050,000		Industrial and Commercial Bank of China, Ltd., Series 144A, 6.00%, 12/31/2049	3,183,215
2,300,000		Industrial Bank of Korea, Sr. Unsecd. Note, Series 144A, 2.00%, 4/23/2020	2,264,827
200,000		Industrial Senior Trust, Sr. Unsecd. Note, Series REGS, 5.50%, 11/1/2022	204,450
1,100,000		Itau Unibanco Holding SA, Sub. Note, Series REGS, 5.65%, 3/19/2022	1,168,750
1,500,000		Itau Unibanco Holding SA, Sub., Series REGS, 5.50%, 8/6/2022	1,593,750
900,000		Itau Unibanco Holding SA, Sub., Series REGS, 6.20%, 12/21/2021	981,000
500,000		Itau Unibanco Holding SA, Sub., Series REGS, 6.20%, 4/15/2020	532,250
400,000		Krung Thai Bank PCL/Cayman Islands, Sub., Series EMTN, 5.25%, 12/26/2024	415,892
1,663,000		MTN Mauritius Investment Ltd., Sr. Unsecd. Note, Series 144A, 5.373%, 2/13/2022	1,715,506
521,070		Medjool Ltd., 3.875%, 3/19/2023	524,809
3,000,000		National Bank of Abu Dhabi, 5.25%, 12/29/2049	3,079,125
2,500,000		Ojsc Russ Agric Bk (Rshb), Sub. Note, Series REGS, 8.50%, 10/16/2023	2,828,870
1,750,000		Pampa Energia SA, Sr. Unsecd. Note, Series 144A, 7.50%, 1/24/2027	1,917,650
1,000,000	[1]	QIB Sukuk Ltd., Sr. Unsecd. Note, 2.8163%, (3-month USLIBOR +1.500%), 8/18/2019	995,712
550,000		Sberbank (Sb Cap Sa), Sr. Unsecd. Note, Series 7, 5.717%, 6/16/2021	596,376
600,000		Sberbank (Sb Cap Sa), Sub. Note, Series REGS, 5.50%, 2/26/2024	615,223
1,000,000		Shinhan Bank, Series REGS, 2.25%, 4/15/2020	990,095
700,000		Siam Commercial Bank PLC, Sr. Unsecd. Note, Series REGS, 3.50%, 4/7/2019	711,508
2,100,000		Sinopec Group Overseas Development 2016 Ltd., Sr. Unsecd. Note, Series 144A, 2.00%, 9/29/2021	2,054,136
700,000		T.C. Ziraat Bankasi A.S., Sr. Unsecd. Note, Series 144A, 5.125%, 9/29/2023	688,677
1,000,000		T.C. Ziraat Bankasi A.S., Sr. Unsecd. Note, Series REGS, 4.75%, 4/29/2021	997,894
2,200,000		Turkiye Garanti Bankasi AS, Sr. Unsecd. Note, Series 144A, 5.875%, 3/16/2023	2,269,500
3,200,000		Turkiye Garanti Bankasi AS, Sub., Series 144A, 6.125%, 5/24/2027	3,169,600
2,000,000		Turkiye Is Bankasi (Isbank) A.S., Series REGS, 5.50%, 4/21/2019	2,037,794
2,000,000		Turkiye Is Bankasi (Isbank) A.S., Sub., Series 144A, 7.00%, 6/29/2028	1,965,268
1,000,000		Turkiye Vakiflar Bankasi T.A.O., Series 144A, 5.00%, 10/31/2018	1,010,404
2,310,000		Turkiye Vakiflar Bankasi T.A.O., Sr. Unsecd. Note, Series 144A, 5.50%, 10/27/2021	2,322,322
2,100,000		Turkiye Vakiflar Bankasi T.A.O., Sub., Series REGS, 6.00%, 11/1/2022	2,075,438
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Banking—continued
$1,000,000	United Bank for Africa PLC, Sr. Unsecd. Note, Series REGS, 7.75%, 6/8/2022	$1,019,210
1,200,000	VTB Bank OJSC, Series REGS, 9.50%, 12/29/2049	1,372,650
2,850,000	VTB Capital SA, Sub., Series REGS, 6.95%, 10/17/2022	3,105,793
1,000,000	Vnesheconombank (VEB), Series REGS, 6.025%, 7/5/2022	1,087,804
2,000,000	Wanda Properties International Co., Sr. Unsecd. Note, 7.25%, 1/29/2024	2,029,406
300,000	Woori Bank, Series REGS, 5.00%, 6/10/2045	307,719
500,000	Woori Bank, Sr. Unsecd. Note, Series 144A, 2.625%, 7/20/2021	496,353
800,000	Woori Bank, Sub. Note, Series 144A, 5.875%, 4/13/2021	875,091
1,500,000	Yapi ve Kredi Bankasi A.S., Sr. Unsecd. Note, Series 144A, 5.85%, 6/21/2024	1,482,702
1,000,000	Zenith Bank Ltd., Sr. Unsecd. Note, Series 144A, 7.375%, 5/30/2022	1,040,970
	TOTAL	126,358,882
	Beverage & Tobacco—0.2%
500,000	Becle SA de CV, Sr. Unsecd. Note, Series 144A, 3.75%, 5/13/2025	502,692
700,000	Embotelladora Andina S.A., Sr. Unsecd. Note, Series REGS, 5.00%, 10/1/2023	772,298
	TOTAL	1,274,990
	Broadcast Radio & TV—0.1%
430,000	Grupo Televisa S.A., Sr. Note, 8.50%, 3/11/2032	580,416
	Building & Development—0.1%
300,000	Doosan Heavy Industries and Construction Co. Ltd., Sr. Unsecd. Note, Series REGS, 2.125%, 4/27/2020	295,173
400,000	Odebrecht SA, Company Guarantee, Series 144A, 7.50%, 9/29/2049	150,600
700,000	Turkiye Sise ve Cam Fabrikalari A.S., Sr. Unsecd. Note, Series REGS, 4.25%, 5/9/2020	710,142
	TOTAL	1,155,915
	Building Materials—0.2%
800,000	Cemex, Sab De Cv, Series REGS, 6.125%, 5/5/2025	855,200
400,000	St. Marys Cement, Inc., Sr. Unsecd. Note, Series 144A, 5.75%, 1/28/2027	423,580
300,000	West China Cement Ltd., Sr. Unsecd. Note, 6.50%, 9/11/2019	310,386
	TOTAL	1,589,166
	Business Equipment & Services—0.1%
1,100,000	GNL Quintero SA, Sr. Unsecd. Note, Series REGS, 4.634%, 7/31/2029	1,149,500
	Cable & Wireless Television—0.2%
1,100,000	Vtr Finance Bv, Series REGS, 6.875%, 1/15/2024	1,169,025
	Chemicals & Plastics—0.8%
500,000	Braskem Finance Ltd., 6.45%, 2/3/2024	572,800
400,000	Braskem Netherlands Finance BV, Sr. Unsecd. Note, Series 144A, 3.50%, 1/10/2023	400,380
800,000	Braskem Netherlands Finance BV, Sr. Unsecd. Note, Series 144A, 4.50%, 1/10/2028	796,520
1,075,000	Groupe Office Cherifien des Phosphates SA, Sr. Unsecd. Note, Series 144A, 5.625%, 4/25/2024	1,156,947
1,100,000	Mexichem SA de CV, Sr. Unsecd. Note, Series 144A, 5.50%, 1/15/2048	1,070,520
900,000	PTT Global Chemical PCL, Series REGS, 4.25%, 9/19/2022	952,131
1,000,000	Phosagro OAO via Phosagro Bond Funding DAC, Sr. Unsecd. Note, Series 144A, 3.95%, 11/3/2021	1,012,700
	TOTAL	5,961,998
	Conglomerates—0.0%
200,000	Arcos Dorados Holdings, Inc., Sr. Unsecd. Note, Series 144A, 5.875%, 4/4/2027	212,500
	Consumer Products—0.4%
2,280,000	Fomento Economico Mexicano, SA de C.V., 2.875%, 5/10/2023	2,266,703
720,000	Mastellone Hermanos SA, Sr. Unsecd. Note, Series REGS, 12.625%, 7/3/2021	812,153
	TOTAL	3,078,856
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Corporate—0.4%
$3,000,000	1MDB Global Investments Ltd., Sr. Unsecd. Note, Series REGS, 4.40%, 3/9/2023	$2,895,420
	Farming & Agriculture—0.6%
4,840,000	Kazagro Natl Mgmt Hldng., Series 144A, 4.625%, 5/24/2023	4,889,658
	Finance—1.5%
1,000,000	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.75%, 2/8/2022	1,065,000
1,700,000	Corp Financi De Desarrol, Sr. Unsecd. Note, Series 144A, 4.75%, 7/15/2025	1,827,500
600,000	Corp Financi De Desarrol, Sub. Note, Series 144A, 5.25%, 7/15/2029	636,000
1,600,000	Gazprombk (GPB Finance), Sub. Note, 7.496%, 12/28/2023	1,668,094
500,000	Gruposura Finance, Sr. Unsecd. Note, Series 144A, 5.50%, 4/29/2026	545,000
1,500,000	Latam Finance Ltd., Sr. Unsecd. Note, Series 144A, 6.875%, 4/11/2024	1,593,000
1,300,000	MAF Global Securities, Jr. Sub. Note, 5.50%, 9/7/2065	1,347,866
650,000	SURA Asset Management SA, Sr. Unsecd. Note, Series 144A, 4.375%, 4/11/2027	660,530
2,000,000	Sukuk Funding Number 3 Ltd., 4.348%, 12/3/2018	2,042,530
	TOTAL	11,385,520
	Financial Intermediaries—1.4%
2,300,000	ADIB Capital Invest 1 Ltd., 6.375%, 10/29/2049	2,359,167
1,500,000	Huarong Finance II Co. Ltd., Sr. Unsecd. Note, Series EMTN, 3.25%, 6/3/2021	1,499,580
1,700,000	Investcorp SA, Series 144A, 8.25%, 11/1/2017	1,700,000
2,500,000	Ooredoo International Finance Ltd., Series REGS, 3.875%, 1/31/2028	2,508,375
2,500,000	Ooredoo International Finance Ltd., Sr. Unsecd. Note, Series REGS, 5.00%, 10/19/2025	2,715,625
	TOTAL	10,782,747
	Food & Drug Retailers—0.1%
300,000	Cencosud SA, Sr. Unsecd. Note, Series 144A, 6.625%, 2/12/2045	328,109
650,000	Smu Sa, Sr. Unsecd. Note, Series 144A, 7.75%, 2/8/2020	669,097
	TOTAL	997,206
	Food Products—0.9%
1,000,000	BFF International Ltd., Sr. Unsecd. Note, Series 144A, 7.25%, 1/28/2020	1,082,500
500,000	Cosan Overseas Ltd., 8.25%, 11/29/2049	512,625
300,000	ESAL GmbH, Sr. Unsecd. Note, Series REGS, 6.25%, 2/5/2023	290,250
846,000	Grupo Bimbo SAB de CV, Series 144A, 4.875%, 6/27/2044	846,660
300,000	JBS Investments GmbH, Series REGS, 7.75%, 10/28/2020	307,275
500,000	JBS Investments GmbH, Sr. Unsecd. Note, Series 144A, 7.25%, 4/3/2024	495,625
300,000	JGSH Philippines Ltd., Sr. Unsecd. Note, 4.375%, 1/23/2023	312,453
350,000	MHP SA, Sr. Unsecd. Note, Series 144A, 7.75%, 5/10/2024	378,612
800,000	Marfrig Holding Europe BV, Sr. Unsecd. Note, Series 144A, 7.00%, 3/15/2024	808,000
750,000	Sigma Alimentos SA, Sr. Unsecd. Note, Series 144A, 4.125%, 5/2/2026	751,875
1,300,000	Sigma Alimentos SA, Sr. Unsecd. Note, Series REGS, 4.125%, 5/2/2026	1,303,250
	TOTAL	7,089,125
	Forest Products—0.2%
500,000	Bahia SUL Holdings GmbH, Sr. Unsecd. Note, Series 144A, 5.75%, 7/14/2026	539,750
300,000	Inversiones CMPC SA, Sr. Unsecd. Note, Series 144A, 4.50%, 4/25/2022	315,270
600,000	Suzano Austria GmbH, Sr. Unsecd. Note, Series 144A, 7.00%, 3/16/2047	671,700
	TOTAL	1,526,720
	Home Products & Furnishings—0.1%
1,000,000	Arcelik AS, Sr. Unsecd. Note, Series REGS, 5.00%, 4/3/2023	1,024,984
	Industrial Products & Equipment—0.1%
200,000	Cemex Finance LLC, Series REGS, 6.00%, 4/1/2024	212,000
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Industrial Products & Equipment—continued
$450,000	Grupo Kuo SAB DE CV, Sr. Unsecd. Note, Series 144A, 5.75%, 7/7/2027	$462,015
	TOTAL	674,015
	Metals & Mining—4.9%
400,000	Abja Investment Co., 5.95%, 7/31/2024	427,900
750,000	Anglogold Ashanti Holdings PLC, Sr. Unsecd. Note, 5.125%, 8/1/2022	790,312
900,000	CSN Islands XII Corp., Sr. Unsecd. Note, Series 144A, 7.00%, 9/29/2049	737,550
800,000	Chinalco Capital Holdings Ltd., Sr. Unsecd. Note, 4.00%, 8/25/2021	809,486
2,200,000	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.25%, 7/17/2042	2,242,400
1,933,000	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.50%, 9/16/2025	2,086,877
500,000	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 11/4/2044	557,987
400,000	Codelco, Inc., Sr. Unsecd. Note, Series 144A, 6.15%, 10/24/2036	502,151
500,000	Evraz Group SA, Sr. Unsecd. Note, 8.25%, 1/28/2021	565,000
3,000,000	Evraz Group SA, Sr. Unsecd. Note, Series 144A, 5.375%, 3/20/2023	3,102,150
1,000,000	Fresnillo PLC, Series REGS, 5.50%, 11/13/2023	1,103,750
500,000	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 5.893%, 4/29/2024	542,200
1,100,000	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series 144A, 7.25%, 4/16/2044	1,211,045
500,000	GTL Trade Finance, Inc., Sr. Unsecd. Note, Series REGS, 5.893%, 4/29/2024	542,200
1,050,000	Gerdau Trade, Inc., Sr. Unsecd. Note, Series 144A, 4.875%, 10/24/2027	1,054,725
400,000	JSW Steel Ltd., Sr. Unsecd. Note, 4.75%, 11/12/2019	409,452
1,200,000	JSW Steel Ltd., Sr. Unsecd. Note, 5.25%, 4/13/2022	1,241,515
1,800,000	Metalloinvest Finance DAC, Sr. Unsecd. Note, Series 144A, 4.85%, 5/2/2024	1,835,033
2,500,000	Minmetals Bounteous Finance BVI Ltd., Sr. Unsecd. Note, 4.20%, 7/27/2026	2,623,450
300,000	Severstal OAO Via Steel Capital SA, Sr. Unsecd. Note, Series REGS, 5.90%, 10/17/2022	334,125
410,000	Southern Copper Corp., Sr. Unsecd. Note, 3.875%, 4/23/2025	426,735
2,000,000	Southern Copper Corp., Sr. Unsecd. Note, 5.25%, 11/8/2042	2,177,691
1,140,000	Southern Copper Corp., Sr. Unsecd. Note, 5.875%, 4/23/2045	1,336,587
800,000	VM Holding S.A., Sr. Unsecd. Note, Series 144A, 5.375%, 5/4/2027	848,800
3,000,000	Vale Overseas Ltd., 4.375%, 1/11/2022	3,135,900
290,000	Vale Overseas Ltd., 6.875%, 11/21/2036	348,870
420,000	Vale Overseas Ltd., Sr. Unsecd. Note, 5.875%, 6/10/2021	460,950
780,000	Vale Overseas Ltd., Sr. Unsecd. Note, 6.25%, 8/10/2026	900,526
1,000,000	Vale Overseas Ltd., Sr. Unsecd. Note, 6.875%, 11/10/2039	1,199,700
650,000	Vale Overseas Ltd., Sr. Unsecd. Note, 8.25%, 1/17/2034	841,750
150,000	Vale SA, 5.625%, 9/11/2042	159,187
550,000	Vedanta Resources PLC, Series REGS, 8.25%, 6/7/2021	616,000
1,900,000	Vedanta Resources PLC, Sr. Unsecd. Note, Series 144A, 6.125%, 8/9/2024	1,943,227
400,000	Vedanta Resources PLC, Sr. Unsecd. Note, Series REGS, 7.125%, 5/31/2023	432,400
	TOTAL	37,547,631
	Oil & Gas—14.2%
1,400,000	Abu Dhabi Crude Oil Pipeline, Series 144A, 4.60%, 11/2/2047	1,432,770
800,000	Bharat Petroleum Corp. Ltd., Sr. Unsecd. Note, Series EMTN, 4.00%, 5/8/2025	824,150
3,000,000	CNOOC Finance 2013 Ltd., 4.25%, 5/9/2043	3,071,475
8,500,000	CNOOC Finance 2014 ULC, 4.25%, 4/30/2024	9,075,611
1,000,000	CNPC General Capital Ltd., Sr. Unsecd. Note, Series EMTN, 2.70%, 11/25/2019	1,006,335
60,000	Ecopetrol SA, 4.25%, 9/18/2018	61,110
475,000	Ecopetrol SA, Sr. Unsecd. Note, 5.375%, 6/26/2026	508,868
1,000,000	Ecopetrol SA, Sr. Unsecd. Note, 5.875%, 5/28/2045	992,500
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		CORPORATE BONDS—continued
		Oil & Gas—continued
$1,883,000		Ecopetrol SA, Sr. Unsecd. Note, 5.875%, 9/18/2023	$2,127,790
900,000		Empresa Nacional del Petroleo, Note, Series 144A, 5.25%, 8/10/2020	962,723
1,170,000		Equate Petrochemical BV, Sr. Unsecd. Note, Series 144A, 3.00%, 3/3/2022	1,160,055
500,000		Gaz Capital SA, Sr. Unsecd. Note, Series REGS, 4.95%, 2/6/2028	512,868
1,500,000		Gazprom Via Gaz Capital SA, Sr. Unsecd. Note, Series 144A, 4.95%, 3/23/2027	1,539,725
2,000,000		Gazprom Via Gaz Capital SA, Sr. Unsecd. Note, Series REGS, 4.95%, 7/19/2022	2,096,988
400,000		Geopark Ltd., Series 144A, 6.50%, 9/21/2024	411,200
1,300,000		KazMunayGas National Co. JSC, Sr. Unsecd. Note, Series 144A, 4.75%, 4/19/2027	1,331,353
1,700,000		KazMunayGas National Co. JSC, Sr. Unsecd. Note, Series 144A, 5.75%, 4/19/2047	1,714,255
1,000,000		Lukoil International Finance BV, Series REGS, 4.563%, 4/24/2023	1,040,100
3,163,000		ONGC Videsh Ltd., 3.75%, 5/7/2023	3,252,099
419,300		Odbrcht Offshore Drilling Finance Ltd., Series REGS, 6.625%, 10/1/2022	150,948
350,000		Offshore Drilling Holding SA, Series 144A, 8.375%, 9/20/2020	141,750
2,100,000		Oil & Gas Holdings, Sr. Unsecd. Note, Series 144A, 7.50%, 10/25/2027	2,184,042
500,000		PTT Public Co. Ltd., Sr. Unsecd. Note, Series 144A, 3.375%, 10/25/2022	511,882
626,000		PTTEP Treasury Center Co. Ltd., Jr. Sub. Note, Series REGS, 4.875%, 6/18/2066	638,449
3,600,000		Pertamina Persero PT, Sr. Unsecd. Note, Series REGS, 5.625%, 5/20/2043	3,951,212
351,000		Pertamina PT, Note, Series REGS, 5.25%, 5/23/2021	379,644
1,700,000		Pertamina PT, Series 144A, 4.30%, 5/20/2023	1,799,870
500,000		Perusahaan Gas Negara PT, Sr. Unsecd. Note, Series REGS, 5.125%, 5/16/2024	543,596
900,000		Petrobras Global Finance BV, Sec. Fac. Bond, 7.25%, 3/17/2044	946,125
800,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 4.375%, 5/20/2023	797,200
3,500,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 6.25%, 3/17/2024	3,761,975
200,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 6.85%, 6/5/2115	192,150
3,000,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 7.375%, 1/17/2027	3,336,000
1,890,000		Petrobras Global Finance BV, Sr. Unsecd. Note, 8.75%, 5/23/2026	2,293,988
2,700,000		Petrobras Global Finance BV, Sr. Unsecd. Note, Series 144A, 5.299%, 1/27/2025	2,712,150
7,339,000		Petrobras Global Finance BV, Sr. Unsecd. Note, Series 144A, 5.999%, 1/27/2028	7,436,168
500,000		Petrobras International Finance Co., 6.875%, 1/20/2040	510,625
1,200,000	[2,3]	Petroleos de Venezuela SA, Sr. Secd. Note, Series 144A, 8.50%, 10/27/2020	1,005,000
4,600,000	[2,3]	Petroleos de Venezuela, S.A., Company Guarantee, 5.375%, 4/12/2027	1,340,900
10,900,000		Petroleos de Venezuela, S.A., Sr. Unsecd. Note, Series REGS, 6.00%, 11/15/2026	3,024,750
3,150,000		Petroleos de Venezuela, S.A., Unsecd. Note, Series REGS, 6.00%, 5/16/2024	882,000
400,000		Petroleos del Peru SA, Sr. Unsecd. Note, Series 144A, 5.625%, 6/19/2047	422,080
200,000		Petroleos Mexicanos, 5.50%, 6/27/2044	181,180
500,000		Petroleos Mexicanos, 6.50%, 6/2/2041	507,500
2,000,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.25%, 1/15/2025	1,973,800
1,000,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.50%, 1/23/2026	988,400
1,000,000		Petroleos Mexicanos, Sr. Unsecd. Note, 4.875%, 1/24/2022	1,042,400
2,700,000		Petroleos Mexicanos, Sr. Unsecd. Note, 5.625%, 1/23/2046	2,467,800
1,060,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.75%, 9/21/2047	1,095,192
6,410,000		Petroleos Mexicanos, Sr. Unsecd. Note, 6.875%, 8/4/2026	7,223,429
2,000,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 6.50%, 3/13/2027	2,185,300
3,550,000		Petroleos Mexicanos, Sr. Unsecd. Note, Series 144A, 6.50%, 3/13/2027	3,878,907
500,000		Petroleum Co. of Trinidad and Tobago Ltd., Sr. Unsecd. Note, Series REGS, 9.75%, 8/14/2019	535,000
600,000		Petronas Capital Ltd., Sr. Unsecd. Note, Series REGS, 4.50%, 3/18/2045	672,769
250,000		Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 4.125%, 1/28/2025	260,883
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Oil & Gas—continued
$1,500,000	Reliance Industries Ltd., Sr. Unsecd. Note, Series 144A, 4.875%, 2/10/2045	$1,638,921
1,900,000	Rosneft Oil Co., Series 144A, 4.199%, 3/6/2022	1,919,490
2,000,000	Sinochem Offshore Capital Co. Ltd., Sr. Unsecd. Note, Series REGS, 3.25%, 4/29/2019	2,025,166
1,400,000	Sinopec Group Overseas Development 2015 Ltd., Sr. Unsecd. Note, Series 144A, 3.25%, 4/28/2025	1,408,428
1,400,000	Southern Gas Corridor CJSC, Unsecd. Note, Series 144A, 6.875%, 3/24/2026	1,585,388
500,000	Thai Oil PCL, Series 144A, 4.875%, 1/23/2043	539,186
1,100,000	Transport de Gas Peru, Series 144A, 4.25%, 4/30/2028	1,139,875
500,000	Trinidad Generation Unlimited, Sr. Unsecd. Note, Series 144A, 5.25%, 11/4/2027	507,500
2,500,000	Turkiye Petrol Rafinerileri AS, Sr. Unsecd. Note, Series 144A, 4.50%, 10/18/2024	2,450,315
	TOTAL	108,311,308
	Paper Products—0.1%
800,000	Fibria Overseas Finance, Sr. Unsecd. Note, 5.50%, 1/17/2027	859,000
199,000	Suzano Trading Ltd., Sr. Unsecd. Note, Series 144A, 5.875%, 1/23/2021	214,920
	TOTAL	1,073,920
	Pharmaceuticals—0.3%
700,000	Teva Pharmaceutical Finance III BV, Sr. Unsecd. Note, 3.15%, 10/1/2026	621,460
1,400,000	Teva Pharmaceutical Industries Ltd., Sr. Unsecd. Note, 2.95%, 12/18/2022	1,321,835
	TOTAL	1,943,295
	Printing & Publishing—0.1%
600,000	Myriad International Holdings BV, Sr. Unsecd. Note, Series 144A, 4.85%, 7/6/2027	617,384
	Rail Industry—0.0%
200,000	Georgian Railway JSC, Sr. Unsecd. Note, Series REGS, 7.75%, 7/11/2022	224,127
	Real Estate—2.3%
5,300,000	China Overseas Finance Cayman V Ltd., Sr. Unsecd. Note, Series A, 3.95%, 11/15/2022	5,526,347
2,000,000	Country Garden Holdings Co., Sr. Unsecd. Note, 7.50%, 3/9/2020	2,101,358
600,000	EMG Sukuk LTD., Sr. Unsecd. Note, 4.564%, 6/18/2024	628,051
600,000	Ezdan Sukuk Co Ltd., Sr. Unsecd. Note, 4.875%, 4/5/2022	580,136
4,300,000	Franshion Brilliant Ltd., 5.75%, 3/19/2019	4,475,887
2,500,000	Franshion Brilliant Ltd., Sub. Note, 5.75%, 12/29/2049	2,609,250
1,311,000	Yanlord Land Group Ltd., Sr. Unsecd. Note, 5.875%, 1/23/2022	1,370,926
	TOTAL	17,291,955
	Retailers—0.5%
900,000	Golden Eagle Retail Group Ltd., Sr. Unsecd. Note, Series REGS, 4.625%, 5/21/2023	859,500
200,000	InRetail Consumer, Sr. Unsecd. Note, Series 144A, 5.25%, 10/10/2021	211,300
1,200,000	JD.com, Inc., Sr. Unsecd. Note, 3.875%, 4/29/2026	1,225,551
400,000	SM Investments Corp., Sr. Unsecd. Note, 4.25%, 10/17/2019	414,569
800,000	Saci Falabella, Series REGS, 3.75%, 4/30/2023	819,692
	TOTAL	3,530,612
	Sovereign—0.5%
500,000	Angola, Government of, Sr. Unsecd. Note, 7.00%, 8/17/2019	515,080
800,000	KSA Sukuk Ltd., Sr. Unsecd. Note, Series 144A, 2.894%, 4/20/2022	800,880
1,300,000	KSA Sukuk Ltd., Sr. Unsecd. Note, Series 144A, 3.628%, 4/20/2027	1,319,500
900,000	Kazakhstan Temir Zholy, Sr. Unsecd. Note, Series REGS, 6.95%, 7/10/2042	1,010,997
	TOTAL	3,646,457
	State/Provincial—3.3%
6,715,000	Buenos Aires, City of, Sr. Unsecd. Note, Series 144A, 8.95%, 2/19/2021	7,512,742
400,000	Province of Santa Fe, Sr. Unsecd. Note, Series 144A, 6.90%, 11/1/2027	423,232
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	State/Provincial—continued
$1,100,000	Province of Santa Fe, Sr. Unsecd. Note, Series 144A, 7.00%, 3/23/2023	$1,185,580
6,400,000	Provincia De Buenos Aires, Series REGS, 10.875%, 1/26/2021	7,337,984
5,900,000	Provincia De Buenos Aires, Sr. Unsecd. Note, Series 144A, 7.875%, 6/15/2027	6,540,150
40,000	Provincia De Buenos Aires, Sr. Unsecd. Note, Series REGS, 4.00%, 5/15/2035	33,040
1,200,000	Provincia De Cordoba, Sr. Unsecd. Note, Series 144A, 7.125%, 8/1/2027	1,278,240
850,000	Provincia De Cordoba, Sr. Unsecd. Note, Series 144A, 7.45%, 9/1/2024	935,756
	TOTAL	25,246,724
	Technology Services—0.9%
4,000,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.60%, 11/28/2024	4,146,776
2,500,000	Tencent Holdings Ltd., Sr. Unsecd. Note, Series 144A, 3.80%, 2/11/2025	2,626,574
	TOTAL	6,773,350
	Telecommunications & Cellular—2.9%
500,000	America Movil S.A.B. de C.V., 3.125%, 7/16/2022	510,341
400,000	America Movil S.A.B. de C.V., 6.125%, 3/30/2040	498,625
1,025,000	America Movil S.A.B. de C.V., Company Guarantee, 5.00%, 3/30/2020	1,091,309
MXN 84,500,000	America Movil S.A.B. de C.V., Sr. Secd. Note, 6.00%, 6/9/2019	4,264,943
$400,000	Colombia Telecomunicaciones SA ESP, Sr. Unsecd. Note, Series REGS, 5.375%, 9/27/2022	410,000
600,000	Comcel Trust, Series REGS, 6.875%, 2/6/2024	636,000
1,100,000	Digicel Group Ltd., Sr. Unsecd. Note, Series REGS, 7.125%, 4/1/2022	1,040,875
500,000	Digicel Group Ltd., Sr. Unsecd. Note, Series REGS, 8.25%, 9/30/2020	496,250
750,000	Digicel Ltd., Sr. Unsecd. Note, Series 144A, 6.00%, 4/15/2021	740,828
600,000	GTH Finance B.V., Sr. Unsecd. Note, Series 144A, 6.25%, 4/26/2020	636,003
1,000,000	GTH Finance B.V., Sr. Unsecd. Note, Series 144A, 7.25%, 4/26/2023	1,134,855
1,200,000	HTA Group Ltd., Sr. Unsecd. Note, Series 144A, 9.125%, 3/8/2022	1,287,000
500,000	IHS Netherlands Holdco BV, Sr. Unsecd. Note, Series REGS, 9.50%, 10/27/2021	532,422
3,100,000	Proven Honour Capital, Sr. Unsecd. Note, 4.125%, 5/19/2025	3,232,751
2,300,000	Qtel International Finance Ltd., Series REGS, 3.25%, 2/21/2023	2,287,497
200,000	Telfon Celuar Del Paragu, Sr. Unsecd. Note, Series REGS, 6.75%, 12/13/2022	206,612
700,000	Turkcell Iletisim Hizmetleri A.S., Unsecd. Note, Series 144A, 5.75%, 10/15/2025	747,344
2,000,000	Vimpelcom, Sr. Unsecd. Note, Series 144A, 4.95%, 6/16/2024	2,051,520
	TOTAL	21,805,175
	Transportation—0.8%
2,000,000	Adani Ports and Special, Sr. Unsecd. Note, Series 144A, 3.95%, 1/19/2022	2,061,870
300,000	Adani Ports and Special, Sr. Unsecd. Note, Series REGS, 3.50%, 7/29/2020	305,565
200,000	DP World Ltd., Series REGS, 6.85%, 7/2/2037	248,124
500,000	Empresa De Transporte ME, Sr. Unsecd. Note, Series 144A, 5.00%, 1/25/2047	552,625
200,000	JSL Europe SA, Series 144A, 7.75%, 7/26/2024	213,250
2,100,000	Lima Metro Line 2 Finance Ltd., Series 144A, 5.875%, 7/5/2034	2,320,500
400,000	Rumo Luxembourg Sarl, Sr. Unsecd. Note, Series 144A, 7.375%, 2/9/2024	436,800
	TOTAL	6,138,734
	Utilities—5.1%
400,000	AES Argentina Generacion SA, Sr. Unsecd. Note, Series 144A, 7.75%, 2/2/2024	429,968
2,600,000	Abu Dhabi National Energy Co. PJSC, Sr. Unsecd. Note, Series REGS, 4.375%, 6/22/2026	2,686,455
1,000,000	Azure Power Energy Ltd., Series 144A, 5.50%, 11/3/2022	1,035,000
600,000	Centrais Eletricas Brasileiras SA, Sr. Unsecd. Note, Series 144A, 5.75%, 10/27/2021	638,616
600,000	Centrais Eletricas Brasileiras SA, Sr. Unsecd. Note, Series REGS, 6.875%, 7/30/2019	639,780
1,951,000	China Oil & Gas Group Ltd., Sr. Unsecd. Note, 5.00%, 5/7/2020	2,007,189
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	CORPORATE BONDS—continued
	Utilities—continued
$600,000	Colbun SA, Sr. Unsecd. Note, Series 144A, 3.95%, 10/11/2027	$600,525
200,000	Comision Federal de Electricidad, Sr. Unsecd. Note, Series 144A, 4.75%, 2/23/2027	210,250
1,650,000	Comision Federal de Electricidad, Sr. Unsecd. Note, Series REGS, 4.875%, 1/15/2024	1,769,625
1,000,000	Empresa de Energia de Bogota SA, Sr. Unsecd. Note, Series REGS, 6.125%, 11/10/2021	1,026,000
300,000	Empresa Electrica Guarcolda SA, Sr. Unsecd. Note, Series REGS, 4.56%, 4/30/2025	293,852
515,000	Enersis Americas SA, Sr. Unsecd. Note, 4.00%, 10/25/2026	526,588
2,600,000	Eskom Holdings Ltd., Sr. Unsecd. Note, Series REGS, 5.75%, 1/26/2021	2,633,457
550,000	Generacion Mediterranea SA / Generacion Frias SA, Sr. Unsecd. Note, Series REGS, 9.625%, 7/27/2023	613,937
606,000	Genneia SA, Sr. Unsecd. Note, Series 144A, 8.75%, 1/20/2022	674,199
500,000	Greenko Investment Co., Sr. Secd. Note, Series REGS, 4.875%, 8/16/2023	498,875
1,600,000	Hrvatska Elektroprivreda, Sr. Unsecd. Note, Series 144A, 5.875%, 10/23/2022	1,778,803
300,000	Indo Energy Finance II, Series REGS, 6.375%, 1/24/2023	305,963
1,827,000	Inkia Energy Ltd., Series REGS, 8.375%, 4/4/2021	1,883,637
600,000	Instituto Costarricense de Electricidad, Sr. Unsecd. Note, Series REGS, 6.375%, 5/15/2043	566,982
4,200,000	Israel Electric Corp. Ltd., Series REGS, 7.25%, 1/15/2019	4,443,520
200,000	Majapahit Holding BV, Series REGS, 7.875%, 6/29/2037	272,260
750,000	Minejesa Capital BV, Sec. Fac. Bond, Series 144A, 4.625%, 8/10/2030	766,877
1,050,000	Minejesa Capital BV, Sec. Fac. Bond, Series 144A, 5.625%, 8/10/2037	1,119,094
1,800,000	NTPC Ltd., Series EMTN, 4.375%, 11/26/2024	1,919,615
500,000	Neerg Energy Ltd., Sr. Secd. Note, Series 144A, 6.00%, 2/13/2022	517,892
3,000,000	Perusahaan Listrik Negara PT, Sr. Unsecd. Note, Series 144A, 4.125%, 5/15/2027	3,012,706
3,000,000	State Grid Overseas Investment 2016 Ltd., Series 144A, 3.50%, 5/4/2027	3,065,438
3,000,000	TNB Global Ventures Capital Bhd, Sr. Unsecd. Note, Series EMTN, 3.244%, 10/19/2026	2,945,928
	TOTAL	38,883,031
	TOTAL CORPORATE BONDS (IDENTIFIED COST $444,990,018)	460,337,387
	FOREIGN GOVERNMENTS/AGENCIES—34.8%
	Sovereign—34.8%
2,000,000	Angola, Government of, Sr. Unsecd. Note, 9.50%, 11/12/2025	2,180,000
630,000	Argentina, Government of, Sr. Unsecd. Note, 5.625%, 1/26/2022	661,500
1,855,000	Argentina, Government of, Sr. Unsecd. Note, 6.875%, 1/26/2027	2,022,877
7,000,000	Argentina, Government of, Sr. Unsecd. Note, 7.50%, 4/22/2026	7,910,000
200,000	Armenia, Government of, Sr. Unsecd. Note, 7.15%, 3/26/2025	223,350
500,000	Azerbaijan, Government of, Sr. Unsecd. Note, 4.75%, 3/18/2024	514,295
400,000	Bahrain, Government of, Sr. Unsecd. Note, Series 144A, 6.75%, 9/20/2029	397,840
650,000	Bahrain, Government of, Sr. Unsecd. Note, Series 144A, 7.00%, 10/12/2028	667,914
1,500,000	Bahrain, Government of, Sr. Unsecd. Note, 7.00%, 10/12/2028	1,541,340
200,000	Bahrain, Government of, Unsecd. Note, 6.00%, 9/19/2044	171,386
500,000	Banque Centrale de Tunisia International Bond, Sr. Unsecd. Note, 5.75%, 1/30/2025	495,746
600,000	Belarus, Government of, Sr. Unsecd. Note, Series 144A, 7.625%, 6/29/2027	661,500
270,000	Belize, Government of, Sr. Unsecd. Note, Series 144A, 4.9375%, 2/20/2034	167,400
1,000,000	Bermuda, Government of, Sr. Unsecd. Note, Series 144A, 4.138%, 1/3/2023	1,047,990
400,000	Bolivia, Government of, Sr. Unsecd. Note, Series 144A, 4.50%, 3/20/2028	389,000
1,700,000	Brazil, Government of, Sr. Unsecd. Note, 4.625%, 1/13/2028	1,689,800
1,600,000	Brazil, Government of, Sr. Unsecd. Note, 5.00%, 1/27/2045	1,480,613
2,000,000	Brazil, Government of, Sr. Unsecd. Note, 5.625%, 1/7/2041	2,027,000
7,500,000	Brazil, Government of, Sr. Unsecd. Note, 6.00%, 4/7/2026	8,321,250
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
1,800,000		Cameroon, Government of, Sr. Unsecd. Note, Series 144A, 9.50%, 11/19/2025	$2,133,288
2,000,000		Colombia, Government of, Sr. Unsecd. Note, 3.875%, 4/25/2027	2,013,000
600,000		Colombia, Government of, Sr. Unsecd. Note, 4.375%, 7/12/2021	636,000
1,100,000		Colombia, Government of, Sr. Unsecd. Note, 5.00%, 6/15/2045	1,131,625
3,000,000		Colombia, Government of, Sr. Unsecd. Note, 5.625%, 2/26/2044	3,342,000
800,000		Colombia, Government of, Sr. Unsecd. Note, 7.375%, 3/18/2019	856,000
1,500,000		Costa Rica, Government of, Series 144A, 4.25%, 1/26/2023	1,483,125
830,000		Costa Rica, Government of, 4.375%, 4/30/2025	813,400
1,000,000		Costa Rica, Government of, Sr. Unsecd. Note, Series 144A, 7.158%, 3/12/2045	1,062,500
1,200,000		Dominican Republic, Government of, Series 144A, 5.875%, 4/18/2024	1,306,500
2,400,000		Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 5.50%, 1/27/2025	2,547,000
700,000		Dominican Republic, Government of, Sr. Unsecd. Note, Series 144A, 6.85%, 1/27/2045	780,500
1,000,000		Dominican Republic, Government of, Sr. Unsecd. Note, 7.45%, 4/30/2044	1,187,500
1,200,000		Dominican Republic, Government of, Sr. Unsecd. Note, 7.50%, 5/6/2021	1,327,500
800,000		Dubai, Government of, 5.25%, 1/30/2043	823,400
1,600,000		Ecuador, Government of, 7.95%, 6/20/2024	1,616,000
900,000		Ecuador, Government of, Series 144A, 7.95%, 6/20/2024	909,000
600,000		Ecuador, Government of, Sr. Unsecd. Note, Series 144A, 8.875%, 10/23/2027	613,260
400,000		Ecuador, Government of, Sr. Unsecd. Note, Series 144A, 9.625%, 6/2/2027	430,000
700,000		Ecuador, Government of, Sr. Unsecd. Note, Series 144A, 9.65%, 12/13/2026	759,500
EGP 56,600,000	[4]	Egypt, Government of, Unsecd. Note, 19.00%, 2/6/2018	3,061,164
$1,605,000		Egypt, Government of, Sr. Unsecd. Note, Series 144A, 6.125%, 1/31/2022	1,673,572
1,700,000		Egypt, Government of, Sr. Unsecd. Note, Series 144A, 8.50%, 1/31/2047	1,922,822
EGP 77,300,000	[4]	Egypt, Government of, Unsecd. Note, 20.10%, 11/7/2017	4,373,816
60,800,000	[4]	Egypt, Government of, Unsecd. Note, 18.10%, 3/13/2018	3,232,825
106,300,000	[4]	Egypt, Government of, Unsecd. Note, 18.10%, 4/10/2018	5,576,481
$850,000		El Salvador, Government of, Series 144A, 6.375%, 1/18/2027	845,750
515,000		El Salvador, Government of, 7.625%, 2/1/2041	536,888
200,000		El Salvador, Government of, Bond, 7.75%, 1/24/2023	215,500
300,000		El Salvador, Government of, Sr. Unsecd. Note, 7.65%, 6/15/2035	312,750
1,150,000		El Salvador, Government of, Sr. Unsecd. Note, Series 144A, 8.625%, 2/28/2029	1,302,375
200,000		El Salvador, Government of, Sr. Unsecd. Note, 8.625%, 2/28/2029	226,500
300,000		Ethiopia, Government of, Sr. Unsecd. Note, 6.625%, 12/11/2024	309,000
1,200,000		Gabon, Government of, 6.375%, 12/12/2024	1,176,192
3,000,000		Ghana, Government of, 7.875%, 8/7/2023	3,243,900
900,000		Ghana, Government of, Sr. Unsecd. Note, 9.25%, 9/15/2022	1,015,920
500,000		Ghana, Government of, Unsecd. Note, 10.75%, 10/14/2030	666,200
1,000,000		Guatemala, Government of, Sr. Unsecd. Note, 5.75%, 6/6/2022	1,085,810
700,000		Honduras, Government of, 8.75%, 12/16/2020	795,816
550,000		Honduras, Government of, Sr. Unsecd. Note, Series 144A, 6.25%, 1/19/2027	593,104
700,000		Honduras, Government of, Sr. Unsecd. Note, 7.50%, 3/15/2024	794,500
970,000		Hungary, Government of, 5.75%, 11/22/2023	1,114,924
250,000		Hungary, Government of, 6.375%, 3/29/2021	279,688
1,300,000		Indonesia, Government of, 5.375%, 10/17/2023	1,463,368
1,050,000		Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 3.85%, 7/18/2027	1,081,321
800,000		Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 4.15%, 3/29/2027	824,800
3,500,000		Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 4.55%, 3/29/2026	3,710,000
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares		Value in U.S. Dollars
	FOREIGN GOVERNMENTS/AGENCIES—continued
	Sovereign—continued
7,200,000	Indonesia, Government of, Sr. Unsecd. Note, 4.75%, 1/8/2026	$7,849,397
250,000	Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 4.75%, 7/18/2047	264,588
1,300,000	Indonesia, Government of, Sr. Unsecd. Note, 5.25%, 1/17/2042	1,455,667
6,600,000	Indonesia, Government of, Unsecd. Note, Series 144A, 4.35%, 9/10/2024	6,949,800
500,000	Iraq, Government of, Bond, 5.80%, 1/15/2028	470,598
2,400,000	Israel, Government of, Sr. Unsecd. Note, 2.875%, 3/16/2026	2,405,069
1,984,040	Ivory Coast, Government of, Sr. Unsecd. Note, 5.75%, 12/31/2032	1,956,105
1,000,000	Ivory Coast, Government of, Sr. Unsecd. Note, Series 144A, 6.125%, 6/15/2033	986,100
2,800,000	Jamaica, Government of, Sr. Unsecd. Note, 6.75%, 4/28/2028	3,244,052
450,000	Jordan, Government of, Sr. Unsecd. Note, Series 144A, 7.375%, 10/10/2047	470,925
2,500,000	Kazakhstan, Government of, 4.875%, 10/14/2044	2,598,140
1,100,000	Kazakhstan, Government of, Company Guarantee, Series 144A, 6.375%, 10/6/2020	1,220,824
700,000	Kazakhstan, Government of, Sr. Unsecd. Note, Series 144A, 5.125%, 7/21/2025	778,036
400,000	Kenya, Government of, 6.875%, 6/24/2024	415,680
300,000	Kenya, Government of, Series 144A, 6.875%, 6/24/2024	311,760
2,200,000	Lebanon, Government of, Sr. Secd. Note, 6.10%, 10/4/2022	2,173,846
3,600,000	Lebanon, Government of, Sr. Unsecd. Note, 5.45%, 11/28/2019	3,604,176
1,500,000	Lebanon, Government of, Sr. Unsecd. Note, 6.25%, 11/4/2024	1,446,183
1,250,000	Lebanon, Government of, Sr. Unsecd. Note, 6.75%, 11/29/2027	1,204,265
3,000,000	Lebanon, Government of, Sr. Unsub., 8.25%, 4/12/2021	3,179,916
400,000	Mexico, Government of, 4.00%, 10/2/2023	419,000
5,200,000	Mexico, Government of, 4.125%, 1/21/2026	5,418,400
2,300,000	Mexico, Government of, 4.75%, 3/8/2044	2,298,551
3,200,000	Mexico, Government of, Sr. Secd. Note, 4.35%, 1/15/2047	3,009,600
4,200,000	Mexico, Government of, Sr. Unsecd. Note, 3.60%, 1/30/2025	4,252,500
1,200,000	Mexico, Government of, Sr. Unsecd. Note, 4.15%, 3/28/2027	1,247,400
200,000	Mexico, Government of, Sr. Unsecd. Note, 4.60%, 1/23/2046	195,148
700,000	Mexico, Government of, Sr. Unsecd. Note, 4.60%, 2/10/2048	684,950
600,000	Mongolia, Government of, Series 144A, 5.625%, 5/1/2023	601,565
1,200,000	Nigeria, Government of, Sr. Unsecd. Note, 6.375%, 7/12/2023	1,259,244
600,000	Nigeria, Government of, Unsecd. Note, Series 144A, 7.875%, 2/16/2032	659,088
2,400,000	Oman, Government of, Sr. Unsecd. Note, Series 144A, 6.50%, 3/8/2047	2,470,061
1,000,000	Pakistan, Government of, Unsecd. Note, Series 144A, 6.75%, 12/3/2019	1,041,907
5,500,000	Panama, Government of, Sr. Unsecd. Note, 3.75%, 3/16/2025	5,742,000
200,000	Panama, Government of, Sr. Unsecd. Note, 4.50%, 5/15/2047	211,200
1,600,000	Paraguay, Government of, Series 144A, 6.10%, 8/11/2044	1,828,000
300,000	Paraguay, Government of, Sr. Unsecd. Note, Series 144A, 4.70%, 3/27/2027	315,000
400,000	Peru, Government of, 6.55%, 3/14/2037	538,000
600,000	Peru, Government of, Bond, 8.75%, 11/21/2033	942,000
1,500,000	Peru, Government of, Sr. Unsecd. Note, 4.125%, 8/25/2027	1,644,000
700,000	Peru, Government of, Sr. Unsecd. Note, 5.625%, 11/18/2050	882,700
PEN 7,300,000	Peru, Government of, Sr. Unsecd. Note, Series 144A, 6.15%, 8/12/2032	2,347,898
$2,600,000	Philippines, Government of, 6.375%, 1/15/2032	3,403,075
4,700,000	Philippines, Government of, Sr. Unsecd. Note, 3.95%, 1/20/2040	4,852,397
2,100,000	Poland, Government of, Sr. Unsecd. Note, 3.25%, 4/6/2026	2,148,800
1,700,000	Qatar, Government of, Sr. Unsecd. Note, 4.625%, 6/2/2046	1,748,110
2,700,000	Romania, Government of, 4.375%, 8/22/2023	2,888,622
Annual Shareholder Report

Principal, Foreign Currency Par Amount, Contracts or Shares			Value in U.S. Dollars
		FOREIGN GOVERNMENTS/AGENCIES—continued
		Sovereign—continued
1,000,000		Russia, Government of, 5.625%, 4/4/2042	$1,102,920
800,000		Russia, Government of, Sr. Unsecd. Note, Series 144A, 4.75%, 5/27/2026	844,448
3,200,000		Russia, Government of, Sr. Unsecd. Note, Series 144A, 5.25%, 6/23/2047	3,276,000
900,000		Saudi Arabia, Government of, Sr. Unsecd. Note, Series 144A, 2.375%, 10/26/2021	884,736
3,700,000		Saudi Arabia, Government of, Sr. Unsecd. Note, Series 144A, 3.625%, 3/4/2028	3,672,250
1,200,000		Saudi Arabia, Government of, Sr. Unsecd. Note, 4.50%, 10/26/2046	1,202,098
200,000		Senegal, Government of, Unsecd. Note, Series 144A, 6.25%, 5/23/2033	206,730
455,000		Senegal, Government of, Unsecd. Note, 6.25%, 7/30/2024	488,807
1,600,000		Serbia, Government of, 7.25%, 9/28/2021	1,840,038
1,800,000		South Africa, Government of, Sr. Unsecd. Note, 4.665%, 1/17/2024	1,823,746
1,100,000		South Africa, Government of, Sr. Unsecd. Note, 5.65%, 9/27/2047	1,054,460
ZAR 53,910,000		South Africa, Government of, Unsecd. Note, 8.25%, 3/31/2032	3,349,819
$5,600,000		Sri Lanka, Government of, 6.85%, 11/3/2025	6,215,916
200,000		Suriname, Government of, Sr. Unsecd. Note, Series 144A, 9.25%, 10/26/2026	216,750
1,900,000		Turkey, Government of, 3.25%, 3/23/2023	1,791,434
5,000,000		Turkey, Government of, Sr. Unsecd. Note, 4.25%, 4/14/2026	4,722,500
6,000,000		Turkey, Government of, Sr. Unsecd. Note, 4.875%, 4/16/2043	5,173,836
2,300,000		Turkey, Government of, Sr. Unsecd. Note, 6.00%, 3/25/2027	2,422,360
TRY 6,750,000		Turkey, Government of, Unsecd. Note, 8.50%, 7/10/2019	1,676,223
$1,500,000		Ukraine, Government of, Sr. Unsecd. Note, 7.75%, 9/1/2020	1,599,075
3,700,000		Ukraine, Government of, Sr. Unsecd. Note, 7.75%, 9/1/2022	3,954,212
2,600,000		Ukraine, Government of, Sr. Unsecd. Note, 7.75%, 9/1/2024	2,725,310
1,505,000	[3]	Ukraine, Government of, Unsecd. Note, Series GDP, Series 144A, 0.00%, 5/31/2040	858,187
700,000		Ukraine, Government of, Unsecd. Note, 7.75%, 9/1/2019	736,750
412,000		Ukraine, Government of, Unsecd. Note, Series 144A, 7.75%, 9/1/2019	433,630
430,970		Uruguay, Government of, 4.375%, 10/27/2027	465,879
UYU 20,600,000		Uruguay, Government of, Series 144A, 9.875%, 6/20/2022	751,616
27,500,212		Uruguay, Government of, Sr. Unsecd. Note, 4.375%, 12/15/2028	1,098,476
$6,100,000		Uruguay, Government of, Sr. Unsecd. Note, 5.10%, 6/18/2050	6,542,250
UYU 12,000,000		Uruguay, Government of, Sr. Unsecd. Note, Series 144A, 8.50%, 3/15/2028	416,381
$1,500,000	[2,3]	Venezuela, Government of, 8.25%, 10/13/2024	506,250
5,000,000	[2,3]	Venezuela, Government of, Note, 7.65%, 4/21/2025	1,662,500
700,000		Vietnam, Government of, Sr. Unsecd. Note, Series 144A, 6.75%, 1/29/2020	762,567
2,000,000		Zambia, Government of, 5.375%, 9/20/2022	1,910,400
2,800,000		Zambia, Government of, Series 144A, 8.97%, 7/30/2027	3,052,560
		TOTAL FOREIGN GOVERNMENTS/AGENCIES (IDENTIFIED COST $256,611,995)	265,252,342
		U.S. TREASURY—0.2%
		U.S. Treasury Notes—0.2%
$1,200,000		United States Treasury Note, 0.75%, 2/28/2018 (IDENTIFIED COST $1,197,422)	1,198,176
		INVESTMENT COMPANY—3.3%
25,428,708	[5]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 1.21%[6] (IDENTIFIED COST $25,431,250)	25,431,250
		TOTAL INVESTMENT IN SECURITIES—98.7% (IDENTIFIED COST $728,230,685)[7]	752,219,155
		OTHER ASSETS AND LIABILITIES - NET—1.3%[8]	9,560,489
		TOTAL NET ASSETS—100%	$761,779,644
Annual Shareholder Report

At October 31, 2017, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Currency Units to Deliver/Receive	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
11/22/2017	Bank of America N.A.	41,800,000 MXN	$2,236,610	$(63,652)
11/22/2017	JPMorgan Chase	42,200,000 MXN	$2,199,596	$(5,844)
11/24/2017	Bank of America N.A.	145,880,000 MXN	$7,600,292	$(19,452)
12/4/2017	Citibank N.A.	3,817,600 BRL	$1,196,777	$(34,540)
12/4/2017	BNP Paribas SA	39,282,600 BRL	$11,940,000	$19,266
12/8/2017	Citibank N.A.	599,500 AUD	$470,530	$(11,869)
12/8/2017	Citibank N.A.	668,400 CAD	$531,287	$(13,013)
12/8/2017	Citibank N.A.	1,361,500 EUR	$1,606,216	$(17,213)
12/8/2017	Citibank N.A.	1,452,400 GBP	$1,932,534	$(1,545)
12/8/2017	Barclays Bank PLC	147,210,050 JPY	$1,300,000	$(3,310)
12/8/2017	Bank of America N.A.	169,663,200 JPY	$1,512,352	$(17,885)
12/8/2017	Citibank N.A.	560,600 NZD	$393,231	$(9,862)
12/20/2017	Citibank N.A.	29,420,000 TRY	$7,599,122	$45,967
4/25/2018	BNP Paribas SA	72,504,000 ARS	$3,800,000	$(84,881)
Contracts Sold:
11/10/2017	JPMorgan Chase	6,720,000 EUR	510,048,000 INR	$35,306
11/22/2017	JPMorgan Chase	84,000,000 MXN	$4,670,102	$303,392
12/4/2017	Citibank N.A.	1,894,957 BRL	$594,142	$17,238
12/4/2017	Citibank N.A.	1,922,643 BRL	$603,504	$18,171
12/4/2017	BNP Paribas SA	14,278,600 BRL	$4,374,464	$27,461
12/8/2017	Citibank N.A.	599,500 AUD	$475,692	$17,030
12/8/2017	Citibank N.A.	668,400 CAD	$535,450	$17,175
12/8/2017	Citibank N.A.	1,361,500 EUR	$1,628,384	$39,381
12/8/2017	Citibank N.A.	1,452,400 GBP	$1,883,079	$(47,909)
12/8/2017	Bank of America N.A.	145,757,300 JPY	$1,300,000	$16,106
12/8/2017	Citibank N.A.	169,663,200 JPY	$1,550,041	$55,574
12/8/2017	Citibank N.A.	560,600 NZD	$401,792	$18,424
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$299,516
At October 31, 2017, the Fund had the following open swap contracts:
Credit Default Swaps
Counterparty	Reference Entity	Buy/ Sell	Pay/ Receive Fixed Rate	Expiration Date	Implied Credit Spread at 10/31/2017[9]	Notional Amount	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swaps:
Barclays Capital, Inc.	CDX Index EM Series 28	Buy	1.00%	12/20/2022	1.76%	$45,000,000	$1,563,755	$1,809,297	$(245,542)
Barclays Capital, Inc.	Government of South Korea	Buy	1.00%	12/20/2022	0.72%	$4,300,000	$(57,230)	$(62,231)	$5,001
Barclays Capital, Inc.	Government of Turkey	Buy	1.00%	12/20/2022	1.87%	$2,100,000	$83,319	$84,235	$(916)
Barclays Capital, Inc.	Republic of South Africa	Buy	1.00%	12/20/2022	1.86%	$4,200,000	$165,689	$170,372	$(4,683)
TOTAL CREDIT DEFAULT SWAPS									$(246,140)
Net Unrealized Appreciation (Depreciation) on Foreign Exchange Contracts and the value of Swap Contracts is included in “Other Assets and Liabilities—Net.”
1	Floating/variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
2	Issuer in default.
3	Non-income-producing security.
4	Discount rate at time of purchase.
Annual Shareholder Report

5	Affiliated holding.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended October 31, 2017, were as follows:
Federated Institutional Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 10/31/2016	18,016,371
Purchases/Additions	338,856,024
Sales/Reductions	(331,443,687)
Balance of Shares Held 10/31/2017	25,428,708
Value	$25,431,250
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$1,989
Dividend Income	$129,895
6	7-day net yield.
7	The cost of investments for federal tax purposes amounts to $729,523,963.
8	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
9	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of October 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$460,337,387	$—	$460,337,387
Foreign Governments/Agencies	—	265,252,342	—	265,252,342
U.S. Treasury	—	1,198,176	—	1,198,176
Investment Company	25,431,250	—	—	25,431,250
TOTAL SECURITIES	$25,431,250	$726,787,905	$—	$752,219,155
Other Financial Instruments
Assets
Foreign Exchange Contracts	$—	$630,491	$—	$630,491
Swap Contracts	—	1,812,763	—	1,812,763
Liabilities
Foreign Exchange Contracts	—	(330,975)	—	(330,975)
Swap Contracts	—	(57,230)	—	(57,230)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$2,055,049	$—	$2,055,049
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ARS	—Argentine Peso
AUD	—Australian Dollar
BADLAR	—Buenos Aires Deposits Large Amount Rates
BRL	—Brazilian Real
CAD	—Canadian Dollar
CJSC	—Closed Joint Stock Company
EGP	—Egyptian Pound
EMTN	—Euro Medium Term Note
EUR	—Euro Currency
GBP	—British Pound
INR	—Indonesian Rupiah
JPY	—Japanese Yen
JSC	—Joint Stock Company
MTN	—Medium Term Note
MXN	—Mexican Peso
NZD	—New Zealand Dollar
OJSC	—Open Joint Stock Company
OTC	—Over-the-counter
PEN	—Peruvian Sol
TRY	—Turkish Lira
UYU	—Uruguayan Peso
ZAR	—South African Rand
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)1
	Year Ended 10/31/2017	Period Ended 10/31/2016[2]	Year Ended November 30
			2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.24	$9.49	$9.77	$9.16	$9.58	$8.08
Income From Investment Operations:
Net investment income[3]	0.56	0.53	0.54	0.54	0.52	0.53
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions	0.06	0.41	(0.82)	0.07	(0.94)	0.97
TOTAL FROM INVESTMENT OPERATIONS	0.62	0.94	(0.28)	0.61	(0.42)	1.50
Less Distributions:
Distributions from net investment income	(0.57)	(0.19)	—	—	—	—
Distributions from net realized gain on investments, futures contracts, swap contracts, foreign exchange contracts and foreign currency transactions	(0.08)	—	—	—	—	—
TOTAL DISTRIBUTIONS	(0.65)	(0.19)	—	—	—	—
Net Asset Value, End of Period	$10.21	$10.24	$9.49	$9.77	$9.16	$9.58
Total Return[4]	6.35%	9.95%	(2.86)%	6.66%	(4.42)%	18.65%
Ratios to Average Net Assets:
Net expenses	0.06%	0.07%[5]	0.06%	0.04%	0.00%[6]	0.00%[6]
Net investment income	5.54%	5.81%[5]	5.57%	5.61%	5.53%	5.99%
Expense waiver/reimbursement[7]	0.00%[8]	—%	—%	0.02%	0.06%	0.06%
Supplemental Data:
Net assets, end of period (000 omitted)	$761,780	$850,890	$908,905	$1,045,464	$795,077	$764,886
Portfolio turnover	67%	82%	133%	124%	37%	19%
1	Emerging Markets Fixed Income Core Fund (the “Predecessor Fund”) was reorganized into Emerging Markets Core Fund (the “Fund”) as of the close of business on June 17, 2016. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations. As a result of reorganization, the Fund effected a 3.624 for 1 share split. As a result of the share split: (1) the number of outstanding Shares of the Fund increased by a factor of 3.624; and (2) since the Fund's total number of shares outstanding increased, the net asset value per Fund Share (NAV/Share) decreased. The share split did not affect the value of the Fund's net assets or each shareholders proportional ownership interest in those assets. Per share data has been restated for the periods prior to the reorganization.
2	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	The Adviser reimbursed all operating expenses incurred by the Fund.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2017
Assets:
Investment in securities, at value including $25,431,250 of investment in an affiliated holding (identified cost $728,230,685)		$752,219,155
Cash		243,772
Cash denominated in foreign currencies (identified cost $91,288)		87,476
Income receivable		9,753,657
Swaps, at value (premium paid $2,063,904)		1,812,763
Receivable for investments sold		3,225,463
Unrealized appreciation on foreign exchange contracts		630,491
TOTAL ASSETS		767,972,777
Liabilities:
Payable for investments purchased	$2,889,913
Unrealized depreciation on foreign exchange contracts	330,975
Due to broker	1,419,934
Income distribution payable	1,122,244
Swaps, at value (premium received $62,231)	57,230
Payable for periodic payments to swap contracts	64,867
Payable for portfolio accounting fees	113,731
Accrued expenses (Note 5)	194,239
TOTAL LIABILITIES		6,193,133
Net assets for 74,611,086 shares outstanding		$761,779,644
Net Assets Consist of:
Paid-in capital		$737,029,358
Net unrealized appreciation of investments, swap contracts and translation of assets and liabilities in foreign currency		24,057,403
Accumulated net realized loss on investments, futures contracts, swap contracts, foreign exchange contracts and foreign currency transactions		(509,606)
Undistributed net investment income		1,202,489
TOTAL NET ASSETS		$761,779,644
Net Asset Value, Offering Price and Redemption Proceeds Per Share
$761,779,644 ÷ 74,611,086 shares outstanding, no par value, unlimited shares authorized		$10.21
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2017
Investment Income:
Interest		$44,363,143
Dividends (including $129,895 received from an affiliated holding, see footnotes to the Portfolio of Investments, and net of foreign taxes withheld of $8,101)		121,794
TOTAL INCOME		44,484,937
Expenses:
Custodian fees	$138,410
Transfer agent fee	61,218
Directors'/Trustees' fees (Note 5)	6,173
Auditing fees	40,400
Legal fees	10,288
Portfolio accounting fees	167,354
Share registration costs	300
Printing and postage	11,697
Taxes	299
Commitment fee (Note 8)	11,594
Miscellaneous (Note 5)	23,010
TOTAL EXPENSES	470,743
Reimbursement of other operating expenses (Note 2)	(19,785)
Net expenses		450,958
Net investment income		44,033,979
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $1,989 on sales of investments in affiliated holding)		1,501,995
Net realized gain on foreign currency transactions		991,185
Net realized gain on foreign exchange contracts		1,099,607
Net realized gain on futures contracts		1,236,929
Net realized gain (loss) on swap contracts		(2,538,665)
Net change in unrealized appreciation of investments		2,167,120
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency		24,885
Net change in unrealized appreciation of foreign currency exchange contracts		(135,737)
Net change in unrealized appreciation of swap contracts		(357,058)
Net realized and unrealized gain on investments, futures contracts, swap contracts and foreign currency transactions		3,990,261
Change in net assets resulting from operations		$48,024,240
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
	Year Ended 10/31/2017	Period Ended 10/31/2016[1]	Year Ended 11/30/2015
Increase (Decrease) in Net Assets
Operations:
Net investment income	$44,033,979	$46,761,821	$51,615,226
Net realized gain (loss) on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions	2,291,051	(10,759,292)	(62,464,713)
Net change in unrealized appreciation/depreciation of investments, futures contracts, written options, swap contracts, foreign exchange contracts and translation of assets and liabilities in foreign currency	1,699,210	38,067,835	(21,516,669)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	48,024,240	74,070,364	(32,366,156)
Distributions to Shareholders:
Distributions from net investment income	(44,931,698)	(16,595,507)	—
Distributions from net realized gain on investments	(6,611,760)	—	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(51,543,458)	(16,595,507)	—
Share Transactions:
Proceeds from sale of shares	43,993,039	20,306,900	—
Contributions	—	114,746,910	239,041,722
Net asset value of shares issued to shareholders in payment of distributions declared	33,700,474	10,079,577	—
Cost of shares redeemed	(163,284,662)	(76,808,487)	—
Withdrawals	—	(183,814,642)	(343,234,260)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(85,591,149)	(115,489,742)	(104,192,538)
Change in net assets	(89,110,367)	(58,014,885)	(136,558,694)
Net Assets:
Beginning of period	850,890,011	908,904,896	1,045,463,590
End of period (including undistributed net investment income of $1,202,489, $316,881 and $-, respectively (Note 2))	$761,779,644	$850,890,011	$908,904,896
See Notes which are an integral part of the Financial Statements
1	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 31, 2015 to October 31, 2016.
Annual Shareholder Report

Notes to Financial Statements
October 31, 2017
1. ORGANIZATION
Federated Core Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Emerging Markets Core Fund (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses.
Prior to June 20, 2016, the Fund operated as Emerging Markets Fixed Income Core Fund (the “Predecessor Fund”), which was structured as a limited partnership and was established under the laws of the State of Delaware on November 13, 2000. The Fund was created to be the successor to the Predecessor Fund and assumed all of the net assets of the Predecessor Fund on June 20, 2016. The Predecessor Fund will be the accounting survivor and accordingly, any historical performance information will be carried forward to the Fund.
Currently, shares of the Fund are being offered for investment only to investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or parties that are “accredited investors” within the meaning of Regulation D of the Securities Act of 1933, as amended (the “1933 Act”).
The primary investment objective of the Fund is to achieve total return on its assets. Its secondary investment objective is to achieve a high level of income.
Effective June 20, 2016, the Fund changed its fiscal year end from November 30 to October 31.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Annual Shareholder Report

Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Prior to June 20, 2016, all net income and gain/loss (realized and unrealized) was allocated daily to shareholders based on their capital contributions to the Fund. For the year ended October 31, 2017, the Custodian reimbursed $19,785 of custody fees.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. Prior to June 20, 2016, as a partnership, the Fund was not subject to U.S. federal income tax. Instead, each investor reports separately on its own federal income tax return its allocated portion of the Fund's income, gain, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). As of and during the year ended October 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Pennsylvania.
Annual Shareholder Report

The Fund has reclassified $27,706,949 and $(16,167,115) from undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions, respectively, to paid-in capital during the period ended October 31, 2016. The reclassification was to reflect, as an adjustment to paid-in capital, the cumulative amount of undistributed net investment income of $462,601,166 and accumulated net realized losses of $(21,779,297) that have been allocated to the Fund's shareholders as of October 31, 2016, and had no impact to shareholders' capital.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into interest rate swap contracts to seek to increase yield, income and return, and to manage currency, duration, market, sector/asset class and yield curve risks. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The Fund uses credit default swaps to seek to increase yield, income and return, and to manage currency, duration, market, sector/asset class and yield curve risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum exposure to loss of the notional value of credit default swaps outstanding at October 31, 2017 is $0. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts are subject Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
Swap, at value at period end, including net unrealized appreciation/depreciation, are listed after the Fund's Portfolio of Investments.
The average notional amount of interest rate swap contracts held by the Fund throughout the period was $985,923. This is based on amounts held as of each month-end throughout the fiscal period.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $53,709,231. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration, market and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $64,730,497, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to seek to increase yield, income and return, and to manage currency risk and market risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period ended October 31, 2017, was $953,621 and $816,620, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Option Contracts
The Fund buys or sells put and call options to seek to increase return, and to manage currency risk. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The average market value of purchased options put held by the Fund throughout the period was $70,165. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$630,491	Unrealized depreciation on foreign exchange contracts	$330,975
Credit contracts	Swaps, at value	1,812,763	Swaps, at value	57,230
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$2,443,254		$388,205
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Credit Default Swaps	Interest Rate Swaps	Futures Contracts	Foreign Exchange Contracts	Purchased Option Contracts[1]	Total
Interest rate contracts	$—	$138,000	$1,236,929	$—	$—	$1,374,929
Foreign exchange contracts	—	—	—	1,099,607	(698,738)	400,869
Credit contracts	(2,676,665)	—	—	—	—	(2,676,665)
TOTAL	$(2,676,665)	$138,000	$1,236,929	$1,099,607	$(698,738)	$(900,867)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Credit Default Swaps	Foreign Exchange Contracts	Purchased Option Contracts[2]	Total
Foreign exchange contracts	$—	$(135,737)	$137,211	$1,474
Credit contracts	(357,058)	—	—	(357,058)
TOTAL	$(357,058)	$(135,737)	$137,211	$(355,584)
1	The net realized gain on Purchased Option Contracts is found within the Net realized gain on investments on the Statement of Operations.
2	The net change in unrealized appreciation of Purchased Option Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of October 31, 2017, the impact of netting assets and liabilities and the collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$1,812,763	$(57,230)	$—	$1,755,533
Foreign Exchange Contracts	630,491	(330,975)	—	299,516
TOTAL	$2,443,254	$(388,205)	$—	$2,055,049
Annual Shareholder Report

Transaction	Gross Liability/ Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Swap Contracts	$57,230	$(57,230)	$—	$—
Foreign Exchange Contracts	330,975	(330,975)	—	—
TOTAL	$388,205	$(388,205)	$—	$—
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. CONTRIBUTIONS/WITHDRAWALS AND SHARES OF BENEFICIAL INTEREST
The following table summarizes capital stock activity1:
	Year Ended 10/31/2017	Period Ended 10/31/2016[2]	Year Ended 11/30/2015
Shares sold	4,344,275	1,116,586	—
Contributions	—	12,174,564	25,013,716
Shares issued to shareholders in payment of distributions declared	3,351,479	979,541	—
Shares redeemed	(16,156,260)	(7,457,492)	—
Withdrawals	—	(19,512,744)	(36,254,679)
TOTAL CHANGE RESULTING FROM CONTRIBUTIONS/SUBSCRIPTIONS AND WITHDRAWALS/REDEMPTIONS	(8,460,506)	(12,699,545)	(11,240,963)
1	Shares contributed and withdrawn prior to June, 20, 2016, have been adjusted to reflect a 3.624 share split.
2	The Fund has changed its fiscal year end from November 30 to October 31. This period represents the 11-month period from December 1, 2015 to October 31, 2016.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, swap contracts gain/loss and income, foreign cash, defaulted securities, return of capital adjustments and discount accretion/premium amortization on debt securities.
For the year ended October 31, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,783,327	$(1,783,327)
Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2017 and 2016, was as follows:
	2017	2016
Ordinary income[1]	$51,543,458	$16,595,507
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,717,872
Net unrealized appreciation	$22,625,868
Undistributed long-term capital gains	$407,300
Capital loss carryforwards and deferrals	$(754)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, mark to market of foreign exchange contracts and swap contracts, dirty bond interest, defaulted bond, discount accretion/premium amortization on debt securities and unrealized foreign maturity tax.
Annual Shareholder Report

At October 31, 2017, the cost of investments for federal tax purposes was $729,523,963. The net unrealized appreciation of investments for federal tax purposes was $22,610,311. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $28,811,087 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,200,776. The amounts presented are inclusive of derivative contracts.
At October 31, 2017, for federal income tax purposes, the Fund had $754 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory provides investment adviser services at no fee. The Fund pays operating expenses associated with the operation and maintenance of the Fund (excluding fees and expenses that may be charged by the Adviser and its affiliates). Although not contractually obligated to do so, the Adviser intends to initially voluntarily reimburse operating expenses (excluding extraordinary expenses, and proxy-related expenses paid by the Fund, if any) such that the Fund will only bear such expenses in an amount of up to 0.15% of the Fund's average daily net assets. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.
Certain of the Fund's assets are managed by Federated Investors (UK) LLP (the “Sub-Adviser”), an affiliate of the adviser. Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.49% of the portion managed by the Sub-Adviser of the daily net assets of the Fund. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2017, the Sub-Adviser earned a fee of $1,090,587.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund a fee but is entitled to certain out-of-pocket expenses.
Interfund Transactions
During the year ended October 31, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $5,072,163 and $717,339, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2017, were as follows:
Purchases	$510,145,259
Sales	$609,228,664
7. CONCENTRATION OF RISK
Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance. The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2017, the Fund had no outstanding loans. During the year ended October 31, 2017, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2017, there were no outstanding loans. During the year ended October 31, 2017, the program was not utilized.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE board of trustees of federated CORE trust and SHAREHOLDERS OF emerging markets core fund:
We have audited the accompanying statement of assets and liabilities of Emerging Markets Core Fund (the “Fund”) (one of the portfolios constituting Federated Core Trust), including the portfolio of investments, as of October 31, 2017 and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others where replies from others where replies from other were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Core Fund, a portfolio of Federated Core Trust, as of October 31, 2017, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the years or periods indicated therein in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 22, 2017
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period[1]
Actual	$1,000	$1,032.30	$0.20
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,025.00	$0.20
1	Expenses are equal to the Fund's annualized net expense ratio of 0.04%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Trust comprised four portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 Trustee Indefinite Term Began serving: November 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 President and Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 2001	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2001	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
EMERGING MARKETS CORE FUND (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term at its May 2017 meetings. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Fund is the successor to the Emerging Markets Fixed Income Core Fund (the “Predecessor Fund”) pursuant to a tax-free reorganization (the “Reorganization”) that took place on June 17, 2016. The performance information presented to the Board and discussed below incorporates the operations of the Predecessor Fund which, as a result of the Reorganization, are the Fund's operations.
The Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other Federated funds and a limited number of other accredited investors.
Federated Investment Management Company (the “Adviser”) does not charge an investment advisory fee for its services, however, it or its affiliates may receive compensation for managing assets invested in the Fund. The subadviser of the Fund is Federated Investors (UK) LLP.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory and subadvisory contracts.
As previously noted, the Adviser does not charge an investment advisory fee to this Fund for its services; however, the Board did consider compensation and benefits received by the Adviser, including fees received for services provided to the Fund by Federated Investors, Inc. and its affiliates (“Federated”) and research services received by the Adviser from brokers that execute Federated fund trades. The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's Board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and subadviser and their advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in working with Federated on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings at which the Board's formal approval of the investment advisory and subadvisory contracts occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. The Board's consideration of the investment advisory and subadvisory contracts included review of the Senior Officer's
Annual Shareholder Report

Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, subadviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of, and the compliance-related resources provided to, the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
The Board was informed by the Adviser that, for the periods covered by the Evaluation, the Fund underperformed its benchmark index for the one-year period, underperformed its benchmark index for the three-year period and underperformed its benchmark index for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
Because the Adviser does not charge the Fund an investment advisory fee, the Board does not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. As the Adviser does not charge an investment advisory fee for its services, this information generally covered fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts.
Annual Shareholder Report

The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. In particular, due to the unusual nature of the Fund as primarily an internal product with no advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contracts reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at www.FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category under “Find Private Funds.” Select a Fund under “All Private Funds” to access the “Literature” tab. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information at www.FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category under “Find Private Funds.” Select a Fund under “All Private Funds” to access the “Portfolio Characteristics” tab.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.
Emerging Markets Core Fund

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Placement Agent
CUSIP 31409N887
Q453025 (12/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $138,820

Fiscal year ended 2016 - $131,400

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $5,333 and $5,952 respectively. Fiscal year ended 2017- Fees for review of Federal and state taxes. Fiscal year ended 2016- Fees for review of Federal and state taxes.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $31,567 and $32,464 respectively. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $153,447

Fiscal year ended 2016 - $206,166

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”), the registrant’s independent public accountant, informed the Audit Committee that EY and/ or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Core Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ John B. Fisher

John B. Fisher, Principal Executive Officer

Date December 22, 2017

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 22, 2017